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                                  EXHIBIT 21.1
                              LIST OF SUBSIDIARIES

NAME                                                          STATE OF FORMATION
----                                                          ------------------
AMPAM Atlas Plumbing, LLC
  (f/k/a Atlas Plumbing & Mechanical, LLC)..................  Delaware
AMPAM Christianson, LP
  (f/k/a Christianson Enterprises, LP)......................  Delaware
AMPAM Corporate Services, LP................................  Delaware
AMPAM Colorado, Inc.........................................  Delaware
AMPAM Commercial Midwest, LLP
  (f/k/a Croson-Teepe, LLP).................................  Delaware
AMPAM Commercial Northwest, Inc.............................  Delaware
AMPAM Commercial Sherwood Mechanical, Inc.
  (f/k/a Sherwood Mechanical, Inc.).........................  California
AMPAM Commercial Southeast, Inc.
  (f/k/a Nelson Mechanical Contractors, Inc.)...............  Florida
AMPAM Dallas, LP............................................  Delaware
AMPAM Holdings, LLC.........................................  Delaware
AMPAM J.A. Croson Company
  (f/k/a J.A. Croson Company of Florida)....................  Florida
AMPAM LDI Mechanical, Inc.
  (f/k/a LDI Mechanical Corporation)........................  California
AMPAM Management Company, Inc...............................  Delaware
AMPAM Miller Mechanical, Inc.
  (f/k/a Miller Mechanical Contractors, Inc.)...............  Georgia
AMPAM North Carolina, Inc...................................  Delaware
AMPAM Parks Mechanical, Inc.
  (f/k/a Parks Mechanical Construction Corporation).........  Delaware
AMPAM Partners, LLC.........................................  Delaware
AMPAM Power Plumbing, LP
  (f/k/a Power Plumbing, LP)................................  Delaware
AMPAM RCR Companies
  (f/k/a R.C.R. Plumbing, Inc.).............................  California
AMPAM Riggs Plumbing, Inc.
  (f/k/a Keith Riggs Plumbing, Inc.)........................  Arizona
AMPAM Sacramento, Inc.......................................  Delaware
AMPAM Services, Inc.........................................  Delaware
Franklin Fire Sprinkler Company.............................  Ohio
J.A. Croson Company.........................................  Ohio
Teepe's River City Mechanical, Inc..........................  Ohio